Recission & Settlement Agreement

         This Recission Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"), Vista Vacations International, Inc., a Florida corporation ("Vista Vacations"), Teri Nadler, Scott Ugell, Jean Hickman, Ken & Carol Nelson, Alicia Torrealba, Karyn McKnight and Nellie Tippery (collectively the "Vista Individuals").

                                    Preamble:

         WHEREAS, on March 12, 2000 AmeriNet and Vista Vacations participated in a reorganization pursuant to Code Section 368(a)(2)(D), pursuant to which Vista Vacations became a wholly owned subsidiary of AmeriNet and all of Vista Vacation's capital stock, being 1,265 shares of common stock were exchanged for 220,000 shares of AmeriNet common which were to be issued to the Vista Individuals other than Nellie Tippery; and

         WHEREAS, pursuant to the reorganization, AmeriNet was also to issue 66,667 shares of AmeriNet common stock to Nellie Tippery, a creditor of Vista Vacations; and,

         WHEREAS, AmeriNet has loaned Vista Vacations $135,000 in expansion and operating funds since the reorganization (the "AmeriNet Loans"); and,

         WHEREAS, disagreements have arisen between AmeriNet and Vista Vacations such that the parties believe that it is their mutual best interest to rescind the reorganization ,and,

         WHEREAS, AmeriNet has elected to acquire 20% of the issued and outstanding stock of Vista Vacations in exchange for the discharge of the AmeriNet Loans,

         NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

         The following terms or phrases, as used in this Agreement, shall have the following meanings:

(A)  Accredited Investor:

               An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

               Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

               (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small
                    Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (2)  Any  private  business  development  company  as  defined in section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

               (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

               (8) Any entity in which all of the equity owners are accredited investors.

(B)(1) Closing:     The  effectuation  of the  transactions  called  for by this
                    Agreement, including exchange of securities, execution of instruments, stock certificates, stock powers, releases and other documents.

   (2)Closing Date: The date on which the Closing takes place.

(C)  Code:          The Internal Revenue Code of 1986, as amended.

(D)  Commission:    The United States Securities and Exchange Commission

(E)  EDGAR:         The  Commission's  electronic  data  gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.

(F)  Exchange Act:  The Securities Exchange Act of 1934, as amended.

(G)  Exchange Act Reports:

                    The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(H) Florida Act:    The Florida Securities and Investor Protection Act

(I) Florida Rule:   Florida  Rule   3E-500.005,   which   provides  as  follows:
                    Disclosure requirements of Section 517.061(11)(a)3., Florida
                    Statutes.

          (1) Transactions by an issuer which do not satisfy all of the conditions of this rule shall not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

          (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

          (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

          (4) The provisions of this rule shall apply only to transactions which are consummated with persons in the State of Florida.

          (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information shall be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with:

              (a) Access to or Furnishing of  Information.  Reasonable  access to, or the furnishing of, material information shall be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

                  1. All material books and records of the issuer; and

                  2. All  material   contracts  and  documents  relating  to the
                    proposed transaction; and

                  3. An  opportunity  to  question  the   appropriate  executive
                     officers or partners. ....

          (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule shall be deemed satisfied by providing the following:

              (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S-1 [CCH Federal Securities Law Reporter P. 7121 ] under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

               (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(J) Reorganization: The  corporate   events  effected  in  reliance  on  Section
                    368(a)(2)(D) of the Code which took place on or about March 12, 2000 between AmeriNet and Vista Vacations, as a result of which Vista Vacations became a wholly owned subsidiary of AmeriNet and Ms. Nadler, Mr. Ugell, Ms. Hickman, Ms. Torrealba, Ms. McKnight, Mr. And Mrs. Nelson and Ms. Tippery were to become AmeriNet shareholders.

(K) Reorganization Agreement:

                    The agreement between AmeriNet and all of the former stockholders of Vista Vacations closed on or about March 12, 2000, pursuant to which Vista Vacations securities were exchanged for AmeriNet securities and Vista Vacations became a wholly owned subsidiary of AmeriNet, a copy of the Reorganization Agreement having been filed with the Commission at its EDGAR website.

(L) Securities Act: The Securities Act of 1933, as amended.

(M)  Service:    The United States Internal Revenue Service.

(N) All undefined financial terms shall have the meanings ascribed to them by generally accepted accounting practices, consistently applied, as modified by rules of the Commission.

(O) Additional terms characterized by initial capital letters are defined in this Agreement immediately following their first use.

                                   Article II
                              Operative Provisions

         Subject to the condition precedent that all actions required to be taken in order to comply with the securities and other laws of each state having jurisdiction over the transactions called for under this Agreement, the Parties hereby agree as follows:

(A) In consideration for the Agreements of AmeriNet in Sections 2(A) and 2(B), Vista Vacations and the Vista Individuals hereby agree to :

         (1) Issue 20 % of the issued and outstanding stock in Vista Vacations to AmeriNet in exchange for AmeriNet's discharge of the AmeriNet Loans as provided in Section 2 (B)(1).

         (2) Vote the proxy granted to it by AmeriNet in Section (2) (B)(3) as a fiduciary, based solely on consideration for AmeriNet's best interests as a minority shareholder of Vista Vacations.

         (3) Maintain timely and bona fide financial records, provide copies of annual financial statements to AmeriNet on a timely basis, to be certified if Vista Vacations is in a financial position to do so, and allow AmeriNet access to review Vista Vacations financial records on a periodic basis in a manner that will not cause interruption of Vista Vacations' business.

         (4) Refrain from engaging in any corporate action that would cause harm to AmeriNet's interest in Vista Vacations, including, but not limited to, selling Vista Vacations in a non-arm's length transaction, causing Vista Vacations to become insolvent, paying employees salaries or other benefits that are not consistent with their current employment agreements and reasonable considering Vista Vacations financial condition, and diluting AmeriNet's interest in Vista Vacations, all without the prior consent of AmeriNet; provided, however, this paragraph shall not apply to Vista Vacation's insolvency as a result of it being unable to acquire adequate funding within 30 days hereof after making a good faith attempt to do so.

         (5) To refrain from taking any action that would violate or facilitate the violation of any of the provisions of Sections 2(A) and 2(B) of this Agreement;

         (6) Release AmeriNet and its affiliates, and its consultants, including The Yankee Companies, from any obligations to them, from the beginning of time until the Closing on this Agreement, other than the obligations specifically undertaken by AmeriNet.

(B) In consideration for Ms. Nadler's, Mr. Ugell's, Ms. Hickman's, Ms. Torrealba's, Mr. Nelson's, Ms. McKnight's and Ms. Tippery's return of their AmeriNet shares, the covenants of Vista Vacations set forth below and the other actions performed or to be performed by and Vista Vacations, as required by this Agreement, AmeriNet hereby agrees to and does hereby:

         (1) Discharge the AmeriNet Loans in exchange for the 20% of the issued and outstanding stock of Vista Vacations.

         (2) Return one hundred percent (100%) of the securities of Vista Vacations which were received by AmeriNet pursuant to the reorganization.

         (3) Grant Ms. Nadler and Mr. Ugell a proxy to vote all of AmeriNet's capital stock in Vista Vacations in accordance with their obligation as set forth in paragraph (2) (A)(5) .

         (4) Release Vista Vacations and its affiliates and the Vista Individuals from any obligations to them, from the beginning of time until the Closing on this Agreement, other than the obligations specifically undertaken pursuant to this Agreement; and

(C)      As a material  inducement  to each Parties  entry into this  Agreement,
         each  of  the  Parties  hereby   represents  to  the  others  that  the
         representing Party:

         (1) Is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with his, her or its advisors or representatives, if any, such knowledge and experience in financial matters that he she or it is capable of evaluating the relative risks and merits of the transactions contemplated hereby, the text of Rule 501(a) being set forth, in full, above;

         (2) Acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for him, her or it in particular;

         (3)      (a)      Understands   that   the   offer   and   transfer  or
                           issuance of the securities  involved is being made in
                           reliance on the Party's  representation  that he, she
                           or it has reviewed all of  AmeriNet's  reports  filed
                           with the  Commission  during  the past 12 months  and
                           posted  on  the   Commission's   Internet   web  site
                           (www.sec.gov) under the EDGAR Archives sub site, and has become familiar with the information disclosed therein, including that contained in exhibits filed with such reports;

                  (b) Is fully aware of the material risks associated with becoming an investor in Vista Vacations and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from Vista Vacations and that all documents, records and books pertaining to this transaction requested by him, her or it have been made available to him, her or it;

         (4) Has had an opportunity to ask questions of and receive answers from the officers of Vista Vacations concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of Vista Vacations, the contemplated affairs of Vista Vacations and related matters;

         (5) Has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports called for by the Florida Rule;

         (6) Has represented that he, she or it has the general ability to bear the risks of the subject transaction and that he, she or it is a suitable investor for a private offering;

         (7)      Is aware that:

                  (a) The securities involved are a speculative investment with no assurance that Vista Vacations will be successful, or if successful, that such success will result in payments to such Party or to realization of capital gains by such Party on disposition of the securities involved; and

                  (b) The securities to be issued to him, her or it have not been registered under the Securities Act or under any state securities laws, accordingly such Party may have to hold such securities and may not be able to liquidate, pledge, hypothecate, assign or transfer them;

                                   Article III
                      Recission, Mutual Releases & Closing

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet and Vista Vacations and their affiliates, all of which will be henceforth null and void as if they had never been entered into, this Agreement being deemed a novation, settlement accord and satisfaction of all such prior agreements.

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet, and Vista Vacations hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

(C) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet, and the Vista Individuals hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

(D) The transactions contemplated by this Agreement, issuance of the equity interests in Vista Vacations shall be effected as soon as possible following the execution of this Agreement, but in any event, no later than June 30,

         2000, and, to the extent possible, the Closing shall be effected through exchange of documents and instruments in escrow, by next day delivery service, such documents and instruments to be released from escrow concurrently with confirmation by legal counsel to Vista Vacations and Amerinet that all transactions contemplated by this Agreement have been completed.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to schedules or exhibits, such reference shall be to a schedule or exhibit to this Agreement unless otherwise indicated.

(B)      The words "include,"  "includes" and "including" when used herein shall
         be  deemed  in  each  case  to  be  followed  by  the  words   "without
         limitation."

(C) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.
        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                   Attention: Lawrence R. Van Etten, President

        (2)      To Vista Vacations:

                       Vista VacationsInternational, Inc.
                   5653 NW 29th Street, Margate, Florida 33063
                        Attention: Teri Nadler, President

         (3)      To the Vista Individuals:

                              Scott Ugell, Esquire
                 155 North Main Street, New City, New York 10956

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B)      At the request of any Party,  notice will also be provided by overnight
         delivery,   facsimile   transmission   or  e-mail,   provided   that  a
         transmission receipt is retained.

(C)      (1)      Amerinet  acknowledge  that  the  Yankee   Companies,  Inc., a
                  Florida   corporation   ("Yankees")   serves  as  a  strategic
                  consultant to AmeriNet and has acted as scrivener for Amerinet in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised Amerinet to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (3) The decision by Amerinet not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, Amerinet acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

4.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Reorganization and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6      Governing Law.

         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law).

4.7      Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida, and the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (a)      First,  the  issue  shall  be  submitted to mediation
                           before a mediation service in Palm Beach County, Florida to be selected by lot from four alternatives to be provided, two Vista Vacations and/or the Vista
                           Individuals and two by AmeriNet .

                  (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida to be selected by lot, from four alternatives to be provided, two by Vista Vacations and/or the Vista Individuals and two by AmeriNet.

         (3)      (a)      Expenses  of  mediation shall be borne equally by the
                           Parties, if successful.

                  (b)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties involved.

4.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11     Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B)      All   executed    counterparts    shall    constitute   one   Agreement
         notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement which shall be the document filed with the Commission.

4.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, AmeriNet, Vista Vacations and Ms. Nadler and Mr. Ugell have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
         In Our Presence:

                                                        AmeriNet Group.com, Inc.

_________________________________                       (A Delaware corporation)

_________________________________         By:    /s/ Lawrence R. Van Etten
                                                 _____________________________
                                                Lawrence R. Van Etten, President
         (Corporate Seal)

                                          Attest: /s/ Vanessa H. Lindsey
                                                  _____________________________
                                                   Vanessa H. Lindsey, Secretary
Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Lawrence R. Van Etten and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

         In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}
                                                --------------------------------
                                                         Notary Public

                                             Vista Vacations International, Inc.

_________________________________                    (a Florida corporation)

_________________________________         By:   /s/ Teri Nadler
                                                 _____________________________
                                                     Teri Nadler, President

         (Corporate Seal)

                                         Attest: /s/ Alicia Torrealba
                                                _____________________________
                                                    Alicia Torrealba, Secretary

Dated:   June 30, 2000

State of Florida           }
County of Palm Beach       } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Ter Nadler and Alicia Torrealba, to me known, and known to me to be the president and secretary of Vista Vacations International, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of Vacations International, Inc., for the uses and purposes therein mentioned.

                  In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}
                                      ----------------------------
                                       Notary Public

                                               Scott Ugell, as Attorney-in-Fact
                                                      For the Vista Individuals

---------------------------------
                                                   /s/ Scott Ugell
---------------------------------                 -----------------------------


Dated:   June 30, 2000

State of New York          }
County of Rockland         } ss.:

         On this 30th day of June, 2000, before me, a notary public in and for the county and state aforesaid, personally appeared Scott Ugell known to me to be the person who executed the foregoing instrument, and acknowledged the execution thereof to be his free act and deed, for the uses and purposes therein mentioned.

                  In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the ___day of ______________, ____.

         {Seal}
                                                  ----------------------------
                                                             Notary Public




Also have sigend signature pages for Teri Nadler, Scott Ugell, Jean Hickman, Karyn McKnight, Alicia Torrealba, Nellie Tippery, Kenneth & Carol Nelson.